Property, plant and equipment and intangible assets	6 Months Ended
Jun. 30, 2020
Property, plant and equipment and intangible assets [abstract]
Property, plant and equipment and intangible assets

6 Property, plant and equipment and intangible assets

(in USD million)	Property, plant and equipment	Intangible assets

Balance at 31 December 2019	69,953	10,738
Additions	4,929	421
Transfers	44	(44)
Disposals and reclassifications	(16)	(4)
Expensed exploration expenditures and net impairment losses	-	(560)
Depreciation, amortisation and net impairment losses	(6,946)	(13)
Effect of foreign currency translation adjustments	(4,022)	(221)

Balance at 30 June 2020	63,941	10,317

Right-of-use (RoU) assets are included within property, plant and equipment with a book value of USD 3,885 million as at 30 June 2020. Additions to RoU assets amount to USD 651 million. Gross depreciation of RoU assets amounts to USD 598 million in the first half of 2020, of which depreciation costs of USD 186 million have been allocated to exploration and development activities and are presented net on the Depreciation, amortisation and net impairment losses and Additions lines in the table above.

Equinor’s Block 2 Exploration License in Tanzania was due to expire in June 2018 but based on indications from the Tanzanian authorities that the license would be extended the asset has remained capitalised. The license was formally extended by 3.5 years in and from the second quarter of 2020. The capitalised expenditures included in intangible assets related to the license are USD 962 million.

Impairments and impairment reversals For information on impairment losses and reversals per reporting segment, see note 2 Segments.

First half 2020	Property, plant and equipment	Intangible assets	Total
(in USD million)

Producing and development assets	2,379	277	2,656
Goodwill	-	1	1
Acquisition costs related to oil and gas prospects	-	170	170

Total net impairment losses (reversals) recognised	2,379	448	2,827

The net impairment charges have been recognised in the Consolidated statement of income as Depreciation, amortisation and net impairment losses and Exploration expenses based on the impaired assets’ nature of property, plant and equipment and intangible assets, respectively.

The recoverable amounts in the second quarter of 2020 were mainly discounted cash flows based on a fair value less cost of disposal.

Value in use estimates and discounted cash flows used to determine the recoverable amount of assets tested for impairment are based on internal forecasts on costs, production profiles and commodity prices.

The commodity prices used as assumptions for the impairment calculations in the second quarter of 2020 are disclosed in the table below. The figures in brackets are the prices used in impairment calculations in the fourth quarter of 2019.

See also note 8 Impact of the Covid-19 pandemic and oil price

Year Prices in real terms 1)	2020		2025		2030

Brent Blend (USD/bbl)	41	(59)	77	(77)	80	(80)
NBP (USD/mmBtu)	3.4	(4.2)	7.0	(7.0)	7.5	(7.5)
Henry Hub (USD/mmBtu)	2.0	(2.4)	3.1	(3.1)	3.6	(3.6)
1) Basis year 2019

The table above sets out Management’s future commodity price assumptions which are used for value in use impairment testing. The same future commodity price assumptions are also used for evaluating investment opportunities, together with other relevant criteria, including value creation in lower commodity price scenarios. The short-term price is based on current market forward prices. The long-term commodity price assumptions reflect Management’s best estimate of the long-term price development over the life of the Group’s assets based on its view of relevant current circumstances and the likely future development of such circumstances, including energy demand development, energy and climate change policies and the speed of the energy transition, population and economic growth, geopolitical risks, technology and cost development, and other factors. Management’s best estimate is also informed by a range of external forecasts. Management’s current view is that when considering the totality of such current and future circumstances, the most likely outcome in 2025 and 2030 indicates a supply-demand balance consistent with the prices in the table above. Significant uncertainty continues to exist regarding future commodity price development due to the potential long-term impact on demand of the ongoing Covid-19 pandemic and the measures taken to contain it, energy investments in the transition to a lower carbon economy and future supply actions by OPEC+ and other factors. Management will continue to monitor these developments and the impact they may have on its commodity price assumptions. A significant downward adjustment of Equinor’s long-term commodity price assumptions would result in significant impairment losses on certain assets in Equinor’s portfolio. See Note 10 Property, plant and equipment to the financial statements in Equinor’s 2019 Annual Report and Form 20-F.